                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              SEPTEMBER 10, 1996
                                                           ---------------------

                                FIRST USA BANK
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



     DELAWARE                      33-99362                      76-00399224
  --------------                --------------                  ------------
  (State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation or                                   Identification Number)
       organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


               302/594-4117
-------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as tranferor (the "Transferor") and servicer ("the Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of August 1 through August 31, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

               ORIGINAL PRINCIPAL      ORIGINAL PRINCIPAL          POOLING AND
                     AMOUNT                  AMOUNT            SERVICING SUPPLEMENT                       INTEREST      PRINCIPAL
  SERIES           (CLASS A)               (CLASS B)                  DATE              INTEREST TYPE      PAYMENT       PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
  1992-1         308,000,000              42,000,000            September 1, 1992           Fixed             yes           yes
  1993-1         500,000,000                  -                 May 1, 1993                Floating           yes            no
  1993-2         500,000,000                  -                 October 1, 1993            Floating           yes           yes
  1993-3         750,000,000                  -                 October 1, 1993            Floating           yes            no
  1994-3         532,350,000              34,650,000            June 1, 1994               Floating           yes            no
  1994-4         726,450,000              56,550,000            June 1, 1994               Floating           yes            no
  1994-5         500,000,000              39,160,000            July 30, 1994              Floating           yes            no
  1994-6         750,000,000              58,380,000            July 30, 1994              Floating           yes            no
  1994-7         750,000,000              58,735,000            November 8, 1994           Floating           yes            no
  1994-8         500,000,000              39,157,000            November 8, 1994           Floating            *             no
  1995-1        1,000,000,000             78,300,000            March 1, 1995              Floating           yes            no
  1995-2         660,000,000              51,700,000            March 1, 1995              Floating           yes            no
  1995-3         830,000,000              65,000,000            May 16, 1995               Floating           yes            no
  1995-4         750,000,000              67,770,000            September 14, 1995         Floating           yes            no
  1995-5         500,000,000              45,180,000            September 14, 1995         Floating           yes            no
  1995-6        1,245,000,000            112,500,000            December 7, 1995           Floating           yes            no
  1996-1         750,000,000              67,770,000            March 6, 1996              Floating           yes            no
  1996-2         600,000,000              54,300,000            June 4, 1996               Floating           yes            no
  1996-4         500,000,000              45,180,000            August 6, 1996             Floating           yes            no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payments Dates.

     The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates,1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, and 1996-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, and
99.19 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholdres' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST USA BANK
                                        As Servicer


                                        By: /s/ W. Todd Peterson
                                           ---------------------
                                           W. Todd Peterson
                                           Vice President


Date: October 23, 1996
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